UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2023

DallasNews CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8869
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $0.01 par value	DALN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.  Regulation FD Disclosure.

On November 13, 2023, DallasNews Corporation (the “Company”) issued a press release regarding its previously announced voluntary staff reduction program that closed on November 7, 2023. The Company received and approved 58 requests, representing 9 percent of the workforce, from across the Company to participate in the program. Of these 58 positions, the Company will be reinvesting in 11 positions. The net annual savings in employee compensation and benefits in 2024, which includes the reinvestment in staff in the newsroom, will be over $3.0 million and the projected severance expense recorded in the fourth quarter of 2023 will be approximately $2.5 million. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 (including the information in Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements. This Current Report on Form 8-K, together with the press release attached hereto, contain “forward-looking statements.” Statements concerning DallasNews Corporation’s business outlook or future economic performance, revenues, expenses, and other financial and non-financial items that are not historical facts, including statements of the Company’s expectations relating to its voluntary staff reduction program, are “forward-looking statements” as the term is defined under applicable federal securities laws. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could cause actual outcomes and results to differ materially from current expectations. Such risks, trends and uncertainties are, in most instances, beyond the Company’s control, and include changes in advertising demand and other economic conditions; consumers’ tastes; newsprint and distribution prices; program costs; the success of the Company’s digital strategy; labor relations; cybersecurity incidents; and technological obsolescence; as well as other risks described in the Company’s most recent Annual Report on Form 10-K and in its other public disclosures and filings with the Securities and Exchange Commission. Among other risks, there can be no guarantee that the board of directors will approve a quarterly dividend in future quarters or that our financial projections are accurate. DallasNews Corporation undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by DallasNews Corporation on November 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2023	DALLASNEWS CORPORATION

	By:	/s/ Katy Murray
Katy Murray
President and Chief Financial Officer